Exhibit 21.1

Colony Financial, Inc.

List of Subsidiaries

Name	State or Jurisdiction of Entity
CFI 2011 CRE Holdco, LLC	Delaware
CFI 2011-2 CRE Holdco, LLC	Delaware
CFI Bow TRS Investor, LLC	Delaware
CFI Bulls TRS Investor, LLC	Delaware
CFI CentCo Funding, LLC	Delaware
CFI CorAmerica 2100 Funding, LLC	Delaware
CFI DB Holding, LLC	Delaware
CFI EXR Loan Funding, LLC	Delaware
CFI FRB Funding, LLC	Delaware
CFI GNE Warrant Investor, LLC	Delaware
CFI GNE Loan Funding, LLC	Delaware
CFI Hunt TRS Investor, LLC	Delaware
CFI Inland Investor, LLC	Delaware
CFI MBS Holding, LLC	Delaware
CFI MBS Investor, LLC	Delaware
CFI Mezz Funding, LLC	Delaware
CFI Milestone North Holdco, LLC	Delaware
CFI RE Holdco, LLC	Delaware
CFI RE Masterco, LLC	Delaware
CFI RS Holding, LLC	Delaware
Col Hunt A (Lux) S.à r.l.	Luxembourg
Col Hunt B (Lux) S.à r.l.	Luxembourg
Col Hunt Holdco A Limited	Cayman
Col Hunt Holdco B Limited	Cayman
ColCrystal (Lux) S.à r.l.	Luxembourg
ColFin 2011 ADC Funding, LLC	Delaware
ColFin 2011 ADC Holding, LLC	Delaware
ColFin 2011-2 CRE Funding, LLC	Delaware
ColFin 2011-2 CRE Holdco, LLC	Delaware
ColFin 2011 CRE Funding, LLC	Delaware
ColFin 2011 CRE Holdco, LLC	Delaware
ColFin 2100 Funding, LLC	Delaware
ColFin 666 Funding, LLC	Delaware
ColFin ALS Funding, LLC	Delaware
ColFin Axle Funding, LLC	Delaware
ColFin Bow Funding A, LLC	Delaware
ColFin Bow Funding B, LLC	Delaware
ColFin Bulls Funding A, LLC	Delaware
ColFin Bulls Funding B, LLC	Delaware
ColFin DB Funding, LLC	Delaware
ColFin DB Guarantor, LLC	Delaware
ColFin ESH Funding, LLC	Delaware
ColFin FRB Investor, LLC	Delaware
ColFin GNE Loan Funding, LLC	Delaware
ColFin Hunt Holdco A, LLC	Delaware
ColFin Hunt Holdco B, LLC	Delaware
ColFin Inland Funding, LLC	Delaware

Name	State or Jurisdiction of Entity
ColFin Inland Investor, LLC	Delaware
ColFin J-11 Funding, LLC	Delaware
ColFin JIH Funding, LLC	Delaware
ColFin Milestone West Funding, LLC	Delaware
ColFin Milestone North Funding, LLC	Delaware
ColFin Mira Mezz Funding, LLC	Delaware
ColFin NW Funding, LLC	Delaware
ColFin Wall 42 Funding, LLC	Delaware
ColFin WLH Funding, LLC	Delaware
ColFin WLH Land Acquisitions, LLC	Delaware
ColFord (Lux) S.à r.l.	Luxembourg
ColLaguna (Lux) S.à r.l.	Luxembourg
ColLux CA S.à r.l.	Luxembourg
Colony AMC Milestone North, LLC	Delaware
Colony AMC Milestone West, LLC	Delaware
Colony Financial AMC, LLC	Delaware
Colony Financial Holdco, LLC	Delaware
Colony Financial TRS, LLC	Delaware
Colony Funds Sants S.à r.l.	Luxembourg
C-VIII CDCF CFI MBS Investor, LLC	Delaware
Matrix Advisors BC, LLC	Delaware
Matrix CDCF-CFI Advisors VI, LLC	Delaware